Consolidated Statements of Changes in Shareholders' Equity (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Sep. 30, 2025	Sep. 30, 2024	Sep. 30, 2023
Cash dividends declared per ordinary share	$ 2.06	$ 1.872	$ 1.7
Net unrealized (losses) gains on cash flow hedges, net of tax	$ 24,262	$ 3,037	$ (34,677)
Unrealized loss on short-term interest-bearing investments, net of tax	0	(5,238)	(16,203)
Unrealized loss on defined benefit plan, net of tax	$ (1,627)	$ (2,209)	$ (2,392)